EXHIBIT 99.1

Santo Mining Corp Announces New Board Members and Directors

MEDELLIN, ANTOQUIA, COLOMBIA, October 5, 2023 /EINPresswire.com/ -- Santo Mining Corp., operating as Santo Blockchain Labs (USOTC:SANP), is a leading firm in the 4th industrial revolution, offering comprehensive “BaaS” (Blockchain-as-a-Service) solutions. In addition to blockchain, they also delve into other advanced technologies like IoT, AI, NFTs, and Data Analytics. Today, the company proudly announces the addition of three new members to our executive team:

•Mr. Marc Williams has been named our new Chief Operations Officer (COO).

•Mr. Kevin Jodrey will take on the role of Chief Cannabis Officer (CCO).

•Mr. Dennis Park has been appointed as our Chief Business Officer (CBO).

These additions reflect our commitment to excellence and the direction we envision for our company.

Frank Yglesias, CEO of Santo, commented, “I’m deeply honored and thankful to have such an exceptional team join us. Their expertise will undoubtedly be invaluable to our company. As we continue to chart our course forward, their contributions will surely benefit us.”

ABOUT US

Visit our website: We are a forward-thinking firm rooted in the 4th industrial revolution, dedicated to providing comprehensive “BaaS” (Blockchain-as-a-Service) solutions. In addition to blockchain, we harness other innovative technologies like IoT, AI, NFTs, and Data Analytics, specifically catering to the cannabis industry. Emulating the SaaS model, we design, manage, and optimize these advanced services, ensuring cannabis businesses flourish in today’s digital era.

FORWARD-LOOKING STATEMENT

This communication contains “forward-looking statements” as defined in the federal securities laws, including Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and as defined in the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements address expected future business and financial performance and financial condition, and contain words like “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “will,” “would,” “target,” and similar expressions and variations. Forward-looking statements address matters that are uncertain. Forward-looking statements are not guarantees of future performance and are based on assumptions and expectations which may not be realized. They are based on management’s current expectations, assumptions, estimates and projections about the Company and the industry in which the Company operates but involve a number of risks and uncertainties, many of which are beyond the company’s control. Some of the important factors that could cause the company’s actual results to differ materially from those discussed in forward-looking statements are: failure to develop and market new products and optimally manage product life cycles; ability to respond to market acceptance, rules, regulations and policies affecting our products; failure to appropriately manage process safety and product stewardship issues; changes in laws and regulations or political conditions; global economic and capital markets conditions, such as inflation, interest and currency exchange rates; business or supply disruptions; natural disasters and weather events and patterns; ability to protect and enforce the company’s intellectual property rights; and separation of underperforming or non-strategic assets or businesses. The company undertakes no duty or obligation to publicly revise or update any forward-looking statements as a result of future developments, or new information or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and actual results may differ materially from the anticipated results. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements.

FRANJOSE YGLESIAS

Santo Mining Corp.

1-954-787-1770